Exhibit 10.1

FORM OF

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) dated as of September 2, 2026 is executed by and among Equity Bancshares, Inc. (“EQBK”), a Kansas corporation and registered bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”), Lincoln Bancorp (“Lincoln”), an Iowa corporation and registered bank holding company under the BHCA, Brad S. Elliott (“Proxy Holder”), as proxy, and the shareholders of Lincoln listed on the signature page to this Agreement (referred to herein individually as a “Shareholder” and collectively with the other Lincoln shareholders entering into this Agreement, as the “Shareholders”). Terms with their initial letters capitalized and not otherwise defined herein have the meanings given them in the Reorganization Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, EQBK, Penny Merger Sub, Inc. (“Merger Sub”), an Iowa corporation and wholly owned subsidiary of EQBK, and Lincoln have entered into that certain Agreement and Plan of Reorganization, dated as of the date hereof (the “Reorganization Agreement”), providing for, among other things, EQBK’s acquisition of Lincoln through the merger of Merger Sub with and into Lincoln, with Lincoln surviving the merger as a wholly owned subsidiary of EQBK (the “Merger”);

WHEREAS, the Reorganization Agreement provides that all of the issued and outstanding shares of common stock, par value $0.01 per share, of Lincoln (the “Common Stock”), other than Cancelled Shares and Dissenting Shares, will be exchanged for such consideration as set forth in the Reorganization Agreement;

WHEREAS, as a condition and inducement to EQBK’s willingness to enter into the Reorganization Agreement, each of the Shareholders has agreed to vote their shares of Common Stock in favor of approval of the Reorganization Agreement and the transactions contemplated thereby; and

WHEREAS, EQBK is relying on the agreements set forth herein in incurring expenses in reviewing the business of Lincoln and its wholly owned banking subsidiary, Lincoln Savings Bank, an Iowa state-chartered bank with its principal office in Reinbeck, Iowa (the “Bank”), in proceeding with the filing of applications for regulatory approvals, and in undertaking other actions necessary for the consummation of the Merger, and the Shareholders are benefiting both from such expenditures by EQBK and by the terms of the Reorganization Agreement.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lincoln, EQBK, the Proxy Holder, and the Shareholders undertake, promise, covenant and agree as follows:

AGREEMENT

1. Each Shareholder, being the registered owner of the number of shares of Common Stock set forth below the Shareholder’s name on the signature pages hereto (for each such Shareholder, the “Shares”), will vote, direct to vote, or act by consent with respect to:

(a)	the Shares;

(b)	all Common Stock the Shareholder owns as of the record date of any meeting of the Shareholders of Lincoln or otherwise as of the date of such vote or consent; and

(c)

all Common Stock the Shareholder owns beneficially and has the power and authority to direct the voting thereof as of the record date of any meeting of the Shareholders of Lincoln or otherwise as of the date of such vote or consent

(clauses (a), (b) and (c), collectively, the “Proxy Shares”), provided, however, that the Proxy Shares shall not include any share identified as excluded shares on the signature page hereto, in favor of approval of the Merger and any other transactions contemplated by the Reorganization Agreement.

2. Except as set forth herein and in the Reorganization Agreement, if Lincoln conducts a meeting of or otherwise seeks approval of its Shareholders with respect to any Acquisition Proposal or any other matter that may contradict this Agreement or the Reorganization Agreement or may prevent EQBK or Lincoln from completing the Merger, then the Shareholders will vote the Proxy Shares against the approval of the Acquisition Proposal or otherwise act in the manner most favorable to completing the Merger and the transactions contemplated by the Reorganization Agreement.

3. Each Shareholder shall not invite or seek any Acquisition Proposal, support (or publicly suggest that anyone else should support) any Acquisition Proposal that may be made, or ask the Lincoln Board to consider, support or seek any Acquisition Proposal or otherwise take any action designed to make any Acquisition Proposal more likely. None of the Shareholders shall meet or otherwise communicate with any Person that makes or is considering making an Acquisition Proposal or any representative of such Person after becoming aware that the Person has made or is considering making an Acquisition Proposal, except in his or her capacity as a director or officer of Lincoln and under circumstances for which such actions are permitted under the Reorganization Agreement. Each Shareholder shall promptly advise Lincoln of each contact the Shareholder or any of the Shareholder’s representatives may receive from any Person relating to any Acquisition Proposal or otherwise indicating that any Person may wish to participate or engage in any transaction arising out of any Acquisition Proposal. Each Shareholder will not make any claim or join in any litigation alleging that the Lincoln Board is required to consider, endorse or support any Acquisition Proposal or to invite or seek any Acquisition Proposal. Each Shareholder shall not take any other action that is reasonably likely to make consummation of the Merger less likely or to impair EQBK’s ability to exercise any of the rights granted by the Reorganization Agreement. Notwithstanding the foregoing, this Section 3 shall apply to each Shareholder solely in his or her capacity as a shareholder of Lincoln and shall not apply in any manner to any Shareholder in his or her capacity as a director or officer of Lincoln or the Bank, if applicable. Nothing contained in this Section 3 shall be deemed to apply to, or limit in any manner, the obligations of any Shareholder to comply with his or her fiduciary duties as a director or officer of Lincoln or the Bank, if applicable. Nothing in this Section 3 shall prohibit any Shareholder from making truthful statements required by applicable Law, regulation or legal process or communicating with any Governmental Entity.

4. Each Shareholder, severally, but not jointly, represents and warrants to EQBK that:

(a)

Shareholder (i) owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) all of the Shares free and clear of all liens or encumbrances, and (ii) except pursuant hereto, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Shareholder is a party relating to the pledge, disposition or voting of any of the Shares and there are no voting trusts or voting agreements with respect to the Shares.

(b)

Shareholder does not beneficially own any Common Stock other than (i) the Shares and (ii) any options, warrants or other rights to acquire any additional shares of Common Stock or any security exercisable for or convertible into shares of Common Stock, as set forth on the signature page of this Agreement.

(c)	Shareholder has the sole voting power over all of the Shares.

(d)

Shareholder has full power and authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully Shareholder’s obligations hereunder (including the proxy described in Section 5 below). This Agreement has been duly and validly executed and delivered by Shareholder and constitutes the legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(e)

None of the execution and delivery of this Agreement by Shareholder, the consummation by Shareholder of the transactions contemplated hereby or compliance by Shareholder with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or law applicable to Shareholder or to Shareholder’s property or assets.

(f)

No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of Shareholder is required in connection with the valid execution and delivery of this Agreement. No consent of Shareholder’s spouse is necessary under any “community property” or other laws in order for Shareholder to enter into and perform its obligations under this Agreement.

(g)

Shareholder hereby (a) confirms his or her knowledge of the availability of the rights of dissenting shareholders under the Iowa Business Corporation Act (the “IBCA”) with respect to the Merger and (b) confirms receipt of a copy of the provisions of the IBCA related to the rights of dissenting shareholders. To the extent permitted by applicable Law, each Shareholder hereby waives and agrees not to assert, and shall use its best efforts to cause any of its controlled Affiliates who hold of record any of the Shareholder’s Shares to waive and not to assert, any appraisal rights with respect to the Merger that the Shareholder or such controlled Affiliate may now or hereafter have with respect to any Shares whether pursuant to the IBCA or otherwise.

5. In order to better effect the provisions of Sections 1 and 2 of this Agreement, each Shareholder hereby revokes any previously executed proxies and hereby constitutes and appoints Proxy Holder, with full power of substitution, his true and lawful proxy and attorney-in-fact (the “Proxy Holder”) to vote at any meeting of the Shareholders of Lincoln all of the Proxy Shares in favor of the approval of the Merger and any other transactions contemplated by the Reorganization Agreement (including the termination of any voting trusts, voting agreements, shareholders’ agreements or similar arrangements other than this Agreement), with such modifications to the Reorganization Agreement as the parties thereto may make; but this proxy will not apply with respect to any vote on approval of the Merger contemplated by the Reorganization Agreement if the Reorganization Agreement is modified so as to (i) reduce the amount of consideration or the form of consideration to be received by the Shareholder or (ii) materially alter the tax consequences of the receipt thereof under the Reorganization Agreement in its present form. This proxy shall be limited strictly and solely to the power and authority to vote the Proxy Shares in the manner and for the purpose set forth in Sections 1 and 2 of this Agreement and shall not extend to any other matters.

6. Each Shareholder hereby covenants and agrees that until the earlier of (i) the termination of this Agreement in accordance with its terms and (ii) the approval of the Reorganization Agreement and the transactions contemplated thereby by the Requisite Lincoln Vote, each Shareholder will not, and will not agree to, without the consent of EQBK, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate, cause to be redeemed or otherwise dispose of (any such transaction, a “Transfer”) any of the Shares or grant any proxy or interest in or with respect to any Shares or deposit any such Shares into a voting trust or enter into another voting agreement or arrangement with respect to such Shares except as contemplated by this Agreement. Any attempted Transfer of Shares or any interest therein in violation of this Section 6 shall be null and void. This Section 6 shall not prohibit a Transfer of the Shares to any charitable organization that is tax exempt under Section 501(c)(3) of the Code, member of Shareholder’s immediate family, to a trust for the benefit of Shareholder or any member of Shareholder’s immediate family, or upon the death of Shareholder, or in connection with bona fide estate planning or tax planning purposes; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to EQBK, to be bound by all of the terms of this Agreement.

7. Proxy Holder, by his execution below, agrees to (A) vote all of the Shareholders’ Proxy Shares at any meeting of the Shareholders of Lincoln, in favor of the approval of the Merger and any other transactions contemplated by the Reorganization Agreement (including the termination of any prior voting trusts, voting agreements, shareholders’ agreements or similar arrangements other than this Agreement), with such modifications to the Reorganization Agreement as the parties thereto may make; but this proxy will not apply with respect to any vote on approval of the Merger contemplated by the Reorganization Agreement if the Reorganization Agreement is modified so as to (i) reduce the amount of consideration or the form of consideration to be received by the Shareholder or (ii) materially alter the tax consequences of the receipt thereof under the Reorganization Agreement in its present form, and (B) in the event of an Acquisition Proposal, to vote all of the Shareholders’ Proxy Shares at any meeting of the Shareholders of Lincoln, against the approval of the Acquisition Proposal or otherwise act in the manner most favorable to completing the Merger and the transactions contemplated by the Reorganization Agreement.

8. Each Shareholder acknowledges that EQBK and Lincoln are relying on this Agreement in incurring expenses in connection with EQBK’s reviewing Lincoln and the Bank’s business, in Lincoln’s cooperation with EQBK’s preparation of a proxy statement and Registration Statement on Form S-4, in EQBK’s proceeding with the filing of applications for regulatory approvals, and in their undertaking other actions necessary for completing the Merger and that THE PROXY GRANTED HEREBY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, INCLUDING TO THE EXTENT APPLICABLE, SECTION 722 OF THE IBCA. The Shareholders and Lincoln acknowledge that the performance of this Agreement is intended to benefit EQBK.

9. This Agreement shall remain in effect until the earlier to occur of (a) the termination of the Reorganization Agreement, as it may be amended or extended from time to time, pursuant to the terms and conditions contained therein, (b) completion of the transactions contemplated by the Reorganization Agreement, or (c) the amendment of the Reorganization Agreement in any manner that materially and adversely affects such Shareholder’s rights thereunder (including, for the avoidance of doubt, any reduction to the consideration to be received by such Shareholder). This Agreement may be terminated with respect to a particular Shareholder at any time prior to completion of the transactions contemplated by the Reorganization Agreement by the mutual written agreement of EQBK and such Shareholder. Upon termination of this Agreement with respect to any Shareholder, no party shall have any further obligations or liabilities hereunder with respect to such Shareholder; provided, however, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

10. Proxy Holder may, in his sole discretion, appoint a substitute proxy to act as Proxy Holder under this Agreement; provided, that any substitute proxy shall agree in writing to be bound by the terms and conditions of this Agreement. In the event of the death, disability or incapacity of Proxy Holder, EQBK, in its sole discretion, may appoint a substitute proxy to act as Proxy Holder under this Agreement.

11. The vote of the Proxy Holder will control in any conflict between his vote of the Proxy Shares and a vote by the substitute proxy holder or the Shareholders of the Proxy Shares, and Lincoln agrees to recognize the vote of the Proxy Holder instead of the vote of the substitute proxy holder or the Shareholders if the substitute proxy holder or the Shareholders do not vote in accordance with Sections 1 and 2 of this Agreement.

12. This Agreement may be amended, modified or supplemented with respect to a particular Shareholder only by an instrument in writing executed by EQBK, Lincoln and that Shareholder. Any such amendment, modification or supplement shall only apply to the Shareholder(s) executing such written agreement and this Agreement will remain in full force and effect with respect to Shareholders who do not execute such written agreement.

13. For the convenience of the parties hereto, this Agreement may be signed in multiple counterparts, each of which will be deemed an original, and all counterparts hereof so signed by the parties hereto, whether or not such counterpart will bear the execution of each of the parties hereto, will be deemed to be, and is to be construed as, one and the same Agreement. An email or electronic scan in “PDF” format of a signed counterpart of this Agreement will be sufficient to bind the party or parties whose signature(s) appear thereon.

14. This Agreement, the Reorganization Agreement and the other agreements, documents, schedules and instruments signed and delivered by the parties to each other at the Closing are the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersede any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto.

15. Any and all notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date of this Agreement by any party hereto to any other party may be delivered personally or by nationally recognized overnight courier service or sent by U.S. mail or (except in the case of payments) by email, at the respective addresses or transmission numbers set forth below and is deemed delivered (a) in the case of personal delivery or email, when received; (b) in the case of mail, upon the earlier of actual receipt or five (5) Business Days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (c) in the case of an overnight courier service, one (1) Business Day after delivery to such courier service with instructions for overnight delivery. The parties may change their respective addresses and transmission numbers by written notice to all other parties, sent as provided in this Section 15. All communications must be in writing and addressed as follows:

IF TO SHAREHOLDER:

To the address for such Shareholder set forth on the signature page hereto.

WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

Mark C. Kanaly

Alston & Bird LLP

1201 West Peachtree Street

Atlanta, GA 30309

Email: mark.kanaly@alston.com

IF TO EQBK OR PROXY HOLDER:

Brad S. Elliott

Chairman and Chief Executive Officer

Equity Bancshares, Inc.

7701 East Kellogg Drive, Suite 200

Wichita, Kansas 67207

Email:

WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

Michael G. Keeley

Norton Rose Fulbright US LLP

2200 Ross Avenue, Suite 3600

Dallas, Texas 75201-7932

Email: mike.keeley@nortonrosefulbright.com

16. THIS AGREEMENT IS TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF KANSAS, WITHOUT REGARD FOR THE PROVISIONS THEREOF REGARDING CHOICE OF LAW THAT WOULD APPLY THE LAW OF A DIFFERENT JURISDICTION. VENUE FOR ANY CAUSE OF ACTION BETWEEN THE PARTIES TO THIS AGREEMENT WILL LIE IN SEDGWICK COUNTY, KANSAS. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16.

17. All of the terms, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors, representatives and permitted assigns. No party to this Agreement may assign this Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties, and any purported assignment made or attempted in violation of this Section 17 shall be null and void. Nothing contained in this Agreement, express or implied, is intended to confer upon any Persons, other than the parties hereto or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

18. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (a) this Agreement is to be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (b) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement; and (c) there will be added automatically as a part of this Agreement a provision mutually agreed to which is similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

19. Each of the parties hereto acknowledges that the other parties would be irreparably damaged and would not have an adequate remedy at law for money damages if any of the covenants contained in this Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other party will be entitled to temporary and/or permanent injunction or injunctions which a court of competent jurisdiction concludes is justified to prevent breaches of such performance and to specific enforcement of such covenants in addition to any other remedy to which they may be entitled, at law or in equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

EQUITY BANCSHARES, INC.

By:
Name: Brad S. Elliott
Title: Chairman and Chief Executive Officer

PROXY HOLDER:

Brad S. Elliott

LINCOLN BANCORP

By:
Name:
Title:

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHAREHOLDER

[_______]

By:
Its:

Number of Shares: [_______]

Address:

Excluded Shares: [_________]

[Signature Page to Voting Agreement]